THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 127

                AMERICAN RETAIL GROWTH TRUST, SERIES 1

      Supplement to the Prospectus dated November 13, 1995

   Notwithstanding anything to the contrary in the Prospectus, the minimum amount which an investor may purchase in either Trust for an Individual Retirement Account or other retirement plans is $250.

December 18, 1995